Janus Investment Fund

Janus Emerging Markets Fund

Supplement dated January 11, 2016

to Currently Effective Prospectuses

Effective February 1, 2016, the following replaces the corresponding information for Janus Emerging Markets Fund (the “Fund”) as noted below.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Emerging Markets Fund’s Prospectuses:

Portfolio Manager:  Hiroshi Yoh is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since August 2012.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Emerging Markets Fund

Hiroshi Yoh is Executive Vice President and Portfolio Manager of Janus Emerging Markets Fund, which he has managed or co-managed since August 2012. Mr. Yoh is also Portfolio Manager of other Janus accounts. He joined Janus Capital in April 2011. Prior to joining Janus Capital, Mr. Yoh was the Chief Investment Officer and a portfolio manager with Tokio Marine Asset Management International Pte. Ltd., a Singapore-based asset management firm from 1999 to 2011. Mr. Yoh holds a Master of Economics degree from the Graduate School of Business Administration and Political Sciences of Tsukuba University, and is a Professional Chartered Member of the Security Analysts Association of Japan. Mr. Yoh has also completed the Harvard Advanced Management Program.

Effective February 1, 2016, references to Wahid Chammas are deleted.

Please retain this Supplement with your records.